GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Equity Growth Funds

Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares (as applicable) of the

Goldman Sachs Growth Opportunities Fund

Goldman Sachs Small/Mid Cap Growth Fund

Goldman Sachs Technology Tollkeeper Fund (the “Funds”)

Supplement dated June 30, 2014 to the

Prospectus and Statement of Additional Information, both dated December 27, 2013 (the “Prospectus” and the “SAI”, respectively)

Effective immediately, Jeffrey Rabinowitz no longer serves as a portfolio manager for the Funds. Additionally, effective immediately, Ashley R. Woodruff serves as a portfolio manager for the Goldman Sachs Growth Opportunities Fund and Daniel Zimmerman serves as a portfolio manager for the Goldman Sachs Small/Mid Cap Growth Fund. Accordingly, all references to Mr. Rabinowitz in the Prospectus and SAI are hereby deleted in their entirety. Each Fund’s disclosure is further modified hereby as follows:

The following replaces in its entirety the “Portfolio Managers” subsection in the “Goldman Sachs Growth Opportunities Fund—Summary—Portfolio Management” section of the Prospectus:

Portfolio Managers: Steven M. Barry, Managing Director, Chief Investment Officer— Fundamental Equity, Chief Investment Officer—Growth Equity, has managed the Fund since 1999; Craig Glassner, MD, CFA, Managing Director, has managed the Fund since 2013; and Ashley R. Woodruff, CFA, Managing Director, has managed the Fund since 2014.

The following replaces in its entirety the “Portfolio Managers” subsection in the “Goldman Sachs Small/Mid Cap Growth Fund—Summary—Portfolio Management” section of the Prospectus:

Portfolio Managers: Steven M. Barry, Managing Director, Chief Investment Officer— Fundamental Equity, Chief Investment Officer—Growth Equity, has managed the Fund since 1999; Craig Glassner, MD, CFA, Managing Director, has managed the Fund since 2013; and Daniel Zimmerman, CFA, Vice President, has managed the Fund since 2014.

The following replaces in its entirety the “Portfolio Managers” subsection in the “Goldman Sachs Technology Tollkeeper Fund—Summary—Portfolio Management” section of the Prospectus:

Portfolio Managers: Steven M. Barry, Managing Director, Chief Investment Officer—Fundamental Equity, Chief Investment Officer—Growth Equity, has managed the Fund since 1999; Michael DeSantis, CFA, Vice President, has managed the Fund since 2013; Jonathan A. Neitzell, Vice President, has managed the Fund since 2013; and Lawrence Tankel, Vice President, has managed the Fund since 2013.

The following is added to the table in the “Service Providers—Fund Managers—Growth Investment Team” section of the Prospectus:

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Ashley R. Woodruff, CFA Managing Director	Portfolio Manager— Growth Opportunities	Since 2014	Ms. Woodruff joined the Investment Adviser in 2013. She is a consumer sector portfolio manager, and is responsible for portfolio management and investment research process of the companies within the consumer sector. Previously, she was a vice president at T. Rowe Price where she was a senior analyst in the consumer sector.
Daniel Zimmerman, CFA Vice President	Portfolio Manager— Small/Mid Cap Growth	Since 2014	Mr. Zimmerman joined the Investment Adviser in 2003. Prior to joining the Growth Team in 2008, Mr. Zimmerman was an analyst in the Global Investment Research division covering the telecommunication services, mortgage and specialty finance sectors. Previously, he was an investment banking analyst at BB&T Capital Markets.

This Supplement should be retained with your Prospectus and SAI for future reference.

EQG2PMSTK 06-14